Acquisitions (Tables) - TFC Holding Company	12 Months Ended
Dec. 31, 2017
Schedule of Assets Acquired and Liabilities Assumed and Fair Value Adjustments

The following table represents the assets acquired and liabilities assumed of TFC Holding Company as of February 19, 2016 and the fair value adjustments and amounts recorded by the Company in 2016 under the acquisition method of accounting:

(dollars in thousands)	TFC Book Value	Fair Value Adjustments	Fair Value
Assets acquired
Cash and cash equivalents	$51,613	$—	$51,613
Interest-bearing deposits in other financial Institutions	2,320	—	2,320
Net investments—available for sale	15,952	(106)	15,846
Loans, gross	400,887	(13,211)	387,676
Allowance for loan losses	(9,857)	9,857	—
Bank premises and equipment	225	—	225
Deferred income taxes	4,027	858	4,885
Other assets	5,595	1,699	7,294

Total assets acquired	$470,762	$(903)	$469,859

Liabilities assumed
Deposits	$404,465	$848	$405,313
Subordinated debentures	5,155	(1,900)	3,255
Other liabilities	566	—	566

Total liabilities assumed	410,186	(1,052)	409,134
Excess of assets acquired over liabilities assumed	60,576	149	60,725

	$470,762	$(903)

Cash paid			86,664

Goodwill recognized			$25,939

Schedule of Loans Acquired Contractual Amounts Due Expected Cash Flow Interest Component and Fair Value

For loans acquired, the contractual amounts due, expected cash flows to be collected, interest component and fair value as of the respective acquisition dates were as follows:

(dollars in thousands)	Acquired Loans
Contractual amounts due	$441,275
Cash flows not expected to be collected	—

Expected cash flows	441,275
Interest component of expected cash flows	53,599

Fair value of acquired loans	$387,676